Exhibit 99.2

KITE

QUARTERLY FINANCIAL SUPPLEMENTAL

SEPTEMBER 30, 2018

QUARTERLY FINANCIAL SUPPLEMENTAL – SEPTEMBER 30, 2018

PAGE NO.	TABLE OF CONTENTS

3	Earnings Press Release
7	Corporate Profile
8	Contact Information
9	Important Notes Including Non-GAAP Disclosures
11	Consolidated Balance Sheets
12	Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2018
13	Funds from Operations for the Three and Nine Months Ended September 30, 2018
14	Adjusted Funds From Operations and Other Financial Information for the Three and Nine Months Ended September 30, 2018
15	Market Capitalization as of September 30, 2018
15	Ratio of Debt to Total Undepreciated Assets as of September 30, 2018
15	Ratio of Company Share of Net Debt to EBITDA as of September 30, 2018
16	Same Property Net Operating Income for the Three and Nine Months Ended September 30, 2018
17	Net Operating Income by Quarter
18	Consolidated Joint Venture Summary as of September 30, 2018
19	Unconsolidated Joint Venture Summary as of September 30, 2018
20	Summary of Outstanding Debt as of September 30, 2018
21	Maturity Schedule of Outstanding Debt as of September 30, 2018
23	Unsecured Public Debt Covenants
24	Top 10 Retail Tenants by Total Gross Leasable Area
25	Top 25 Tenants by Annualized Base Rent
26	Retail Leasing Spreads
27	Lease Expirations – Operating Portfolio
28	Lease Expirations – Retail Anchor Tenants
29	Lease Expirations – Retail Shops
30	Lease Expirations – Office Tenants and Other
31	Development Projects Under Construction
32	Under Construction Redevelopment, Reposition, and Repurpose Projects
33	Redevelopment, Reposition, and Repurpose Opportunities
34	2018 Property Dispositions
35	Geographic Diversification – Annualized Base Rent by Region and State
36	Operating Retail Portfolio Summary Report
41	Operating Office Properties and Other
42	Components of Net Asset Value
43	Earnings Guidance – 2018

p. 2	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

PRESS RELEASE

Contact Information:
Wade Achenbach
EVP, Portfolio Management
317.713.5660
wachenbach@kiterealty.com

Kite Realty Group Trust Reports Third Quarter 2018 Operating Results

Indianapolis, Indiana, October 31, 2018 - Kite Realty Group Trust (NYSE:KRG) (KRG) announced today its operating results for the third quarter ended September 30, 2018.
“2018 continues to be a year of strong operational performance and strategic execution,” said Chairman and Chief Executive Officer, John Kite. “During the third quarter, we improved our operating portfolio’s ABR, increased our small shop leased percentage, and executed 93 new and renewal leases for 446,000 square feet. Approximately 70% of our executed leases and tenant openings were restaurant, grocery, and service offerings. We recently announced noteworthy additions to our executive team with the hiring of Heath Fear as Executive Vice President & Chief Financial Officer, and the promotion of Wade Achenbach to Executive Vice President, Portfolio Management.”

Third Quarter Highlights

Financial Results

•	Realized net income attributable to common shareholders of $3.9 million, or $0.05 per common share (compared to a net loss of $0.6 million for the same period in 2017).

•
Generated Funds from Operations of the Operating Partnership (FFO), as defined by NAREIT, of $41.1 million, or $0.48 per diluted common share (compared to $41.8 million, or $0.49 per diluted common share, for the same period in 2017).

Portfolio Operations

•
Increased Same-Property Net Operating Income (NOI) 1.5% compared to the same period in the prior year, with base rent growth of 1.9% being partially offset by an increase in expenses net of recoveries.

•	Increased small shop leased percentage by 50 basis points sequentially to 90.9%.

•	Executed 93 leases and opened 39 new tenants, approximately 70% of which were restaurant, grocery, and service offerings.

•	Improved annualized base rent (ABR) for the operating retail portfolio to $16.77 per square foot (up 5% from the same period in 2017).

Development

•
Completed development of Embassy Suites by Hilton at Notre Dame - the newest addition to the Eddy Street Commons mixed-use development in South Bend, IN. The hotel is owned by an unconsolidated joint venture in which KRG has a 35% interest.

•	Delivered $10.5 million redevelopment project at Fishers Station (Indianapolis, IN MSA) with a projected annualized return of 11.4%.

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Portfolio Operations
As of September 30, 2018, KRG owned interests in 115 operating and redevelopment properties totaling approximately 22.4 million square feet and one development project currently under construction totaling over 0.5 million square feet. ABR for the portfolio improved to $16.77, up 5% from the same period last year. Small shop leased percentage reached 90.9%, up 50 basis points sequentially. The owned gross leasable area in KRG’s retail operating portfolio was 93.5% leased as of September 30, 2018, and the total portfolio was 93.6% leased.
Same-property NOI, which includes 104 operating properties, increased 1.5% in the third quarter compared to the same period in the prior year. Base rent growth of 1.9% was partially offset by a net increase in operating expenses primarily related to short-term anchor vacancy. The properties included in the same-property pool were 93.9% and 94.4% leased as of September 30, 2018 and 2017, respectively, while economic occupancy was at 92.3% and 93.0%, respectively, for the same periods.
KRG continued progress on its anchor space repositioning efforts with the execution of two new retail anchor leases, totaling 42,528 square feet. The new anchor leases were Sprouts Farmer’s Market at Miramar Square (Miami, FL MSA) and Old Navy at Holly Springs Towne Center (Raleigh, NC MSA). Subsequent to quarter end, anchor leases were signed with REI and Burlington for a combined 79,000 square feet. Year to date, eight retail anchor leases have been executed.
KRG executed new and renewal leases on 93 individual spaces totaling 446,000 square feet during the third quarter of 2018, including 80 comparable new and renewal leases for 384,000 square feet. Cash rent spreads on comparable new and renewal leases executed in the quarter were 10.4% and 3.8%, respectively, for a blended cash rent spread of 4.9%. Excluding the disproportionate impact of one strategic anchor lease, the renewal and blended cash rental spreads were 6.7% and 7.3% respectively. The new, renewal, and blended leasing spreads on a GAAP basis, which includes periodic contractual rent increases over the term of the lease, were 30.2%, 8.6%, and 11.4%, respectively.
Balance Sheet
KRG currently has only a single $20.7 million mortgage maturing through 2020, and as of September 30th, the debt portfolio had a weighted average maturity of 5.0 years.
Subsequent to quarter end, KRG closed on a new $250 million ten-year unsecured term loan, extending the debt portfolio’s weighted average maturity by a full year to 6.0 years and laddering the debt maturity schedule such that no more than 20% of KRG’s debt comes due in any single calendar year (vs. 26% prior to the transaction). Execution of the term loan allowed KRG to fully retire the $200 million seven-year term loan due in 2022 and prepay $50 million of the $200 million five-year term loan due in 2021. KRG plans to fix the interest rate through an interest swap for the full $250 million within thirty days of closing. For additional information on this transaction, please see the Current Report on Form 8-K filed by KRG on October 26, 2018.
Development
During the third quarter, the Embassy Suites by Hilton at Notre Dame opened at KRG’s Eddy Street Commons mixed-use development. The hotel is the latest addition to the development that also features 170,000 square feet of retail and office space, along with 266 multi-family units and 201 previously sold residential units. Construction on phase two of the mixed-use development is underway, featuring 452 multi-family units, 21 for-sale residential units, a community center, and 8,500 square feet of retail space.

Also during the quarter, KRG delivered the Fishers Station (Indianapolis, IN MSA) redevelopment project. KRG invested $10.5 million in the redevelopment for a projected annualized return of 11.4%

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

2018 Earnings Guidance
KRG has reaffirmed its guidance for 2018 FFO, as defined by NAREIT, to a range of $1.98 to $2.01 per diluted common share. Please refer to the full list of guidance assumptions on page 43 of the third quarter supplemental.

Guidance Range for Full Year 2018	Low	High
Consolidated net loss per diluted common share	$(0.23)	$(0.20)
Add: Depreciation, amortization and other	1.76	1.76
Add: Impairment Charge	0.45	0.45
FFO, as defined by NAREIT, per diluted common share	$1.98	$2.01

Earnings Conference Call
Kite Realty Group Trust will conduct a conference call to discuss its financial results on Thursday, November 1, 2018, at 11:00 a.m. Eastern Time. A live webcast of the conference call will be available on KRG’s corporate website at www.kiterealty.com. The dial-in numbers are (844) 309-0605 for domestic callers and (574) 990-9933 for international callers (passcode 8178656). In addition, a webcast replay link will be available on the corporate website.
Additional Materials
Financial statements, exhibits, and reconciliations of non-GAAP measures attached to this release include the details of KRG’s results.
About Kite Realty Group Trust
Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) that provides communities with convenient and beneficial shopping experiences. We connect consumers to tenants in desirable markets through our portfolio of neighborhood, community, and lifestyle centers. Using operational, development, and redevelopment expertise, we continuously optimize our portfolio to maximize value and return to our shareholders. For more information, please visit our website at kiterealty.com.
Safe Harbor
Certain statements in this document that are not historical fact may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources and inflationary trends or outlook; financing risks, including the availability of, and costs associated with, sources of liquidity; KRG’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which KRG operates; acquisition, disposition, development and joint venture risks; property

p. 5	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

ownership and management risks; KRG’s ability to maintain its status as a real estate investment trust for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property KRG owns; the impact of online retail competition and the perception that such competition has on the value of shopping center assets; risks related to the geographical concentration of KRG’s properties in Florida, Indiana and Texas; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business interruptions; and other factors affecting the real estate industry generally. KRG refers you to the documents filed by KRG from time to time with the SEC, specifically the section titled “Risk Factors” in KRG’s and the Operating Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which discuss these and other factors that could adversely affect KRG’s results. KRG undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of September 30, 2018, we owned interests in 115 operating and redevelopment properties totaling approximately 22.4 million square feet and one development project currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our redevelopment and development portfolio, and identify additional opportunities to acquire or dispose of properties. New investments are focused in the shopping center sector primarily in markets where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns or otherwise in desirable trade areas. Dispositions are generally designed to increase the quality of our portfolio and/or to strengthen the Company’s balance sheet.

Company Highlights as of September 30, 2018

	# of Properties	Total GLA /NRA	Owned GLA /NRA[2]
Operating Retail Properties [1]	106	21,275,004	15,010,223
Operating Office Properties and Other	4	498,108	498,108
Redevelopment Properties	5	653,169	653,169
Total Operating and Redevelopment Properties	115	22,426,281	16,161,500
Development Projects	1	530,000	8,500
Total All Properties	116	22,956,281	16,170,000
	Retail	Non-Retail	Total
Operating Properties – Leased Percentage[2]	93.5%	97.0%	93.6%
States			19

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Includes Whitehall Pike, which is held for sale as of September 30, 2018.
2	Excludes square footage of structures located on land owned by the company and ground leased to tenants.

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contact:	Analyst Coverage:	Analyst Coverage:

Wade B. Achenbach	Robert W. Baird & Co.	DA Davidson
Executive Vice President, Portfolio Management	Mr. RJ Milligan	Mr. James O. Lykins
Kite Realty Group Trust	(813) 273-8252	(503) 603-3041
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	jlykins@dadco.com
Indianapolis, IN 46204
(317) 577-5660	Bank of America/Merrill Lynch	KeyBanc Capital Markets
wachenbach@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Mr. Jordan Sadler/Mr. Todd Thomas
	(646) 855-1363/(646) 855-3640	(917) 368-2280/(917) 368-2286
Transfer Agent:	jeff.spector@baml.com	tthomas@keybanccm.com
	craig.schmidt@baml.com	jsadler@keybanccm.com
Broadridge Financial Solutions
Ms. Kristen Tartaglione	Barclays	Raymond James
2 Journal Square, 7th Floor	Mr. Ross Smotrich/Ms. Linda Tsai	Mr. Paul Puryear/Mr. Collin Mings
Jersey City, NJ 07306	(212) 526-2306/(212) 526-9937	(727) 567-2253/(727) 567-2585
(201) 714-8094	ross.smotrich@barclays.com	paul.puryear@raymondjames.com
	linda.tsai@barclays.com	collin.mings@raymondjames.com
Stock Specialist:
	BTIG	Sandler O’Neill
GTS	Mr. Michael Gorman	Mr. Alexander Goldfarb
545 Madison Avenue	(212) 738-6138	(212) 466-7937
15th Floor	mgorman@btig.com	agoldfarb@sandleroneill.com
New York, NY 10022
(212) 715-2830	Capital One Securities, Inc.	Wells Fargo Securities, LLC
	Mr. Christopher Lucas	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	(571) 633-8151	(617) 603-4262/(443) 263-6568
	christopher.lucas@capitalone.com	jeff.donnelly@wellsfargo.com
tamara.fique@wellsfargo.com
Citigroup Global Markets
Mr. Michael Bilerman/Ms. Christy McElroy
(212) 816-1383/(212) 816-6981
michael.bilerman@citigroup.com
christy.mcelroy@citigroup.com

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES

Interim Information
This Quarterly Financial Supplemental contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 to be filed on or about November 2, 2018, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to:

•
national and local economic, business, real estate and other market conditions, particularly in connection with low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources and inflationary trends or outlook;

•	financing risks, including the availability of, and costs associated with, sources of liquidity;

•	our ability to refinance, or extend the maturity dates of, our indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	our ability to maintain our status as a real estate investment trust for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	the actual and perceived impact of online retail on the value of shopping center assets;

•	risks related to the geographical concentration of our properties in Florida, Indiana and Texas;

•	insurance costs and coverage;

•	risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2017, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Disclosures

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"). The NAREIT white paper defines FFO as net income (determined in accordance with GAAP), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (computed in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

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IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES (CONTINUED)

Adjusted Funds from Operations

Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO modifies FFO, as adjusted for certain cash and non-cash transactions not included in FFO. AFFO should not be considered an alternative to net income as an indication of the company's performance or as an alternative to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net income (computed in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement.

Net Operating Income and Same Property Net Operating Income
The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any.

The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned and fully operational for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular quarters presented and thus provides a more consistent comparison of our properties. The year-to-date results represent the sum of the individual quarters, as reported.

NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs.

When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended September 30, 2018, the Company excluded five redevelopment properties and the recently completed City Center, Burnt Store Marketplace, and Fishers Station redevelopments from the same property pool that met these criteria and were owned in both comparable periods.

Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA)
The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity.

Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	September 30, 2018	December 31, 2017
Assets:
Investment properties, at cost	$3,752,472	$3,957,884
Less: accumulated depreciation	(700,728)	(664,614)
	3,051,744	3,293,270
Cash and cash equivalents	30,709	24,082
Tenant and other receivables, including accrued straight-line rent of $31,730 and $31,747 respectively, net of allowance for uncollectible accounts	57,133	58,328
Restricted cash and escrow deposits	10,307	8,094
Deferred costs and intangibles, net	99,253	112,359
Prepaid and other assets	17,371	12,465
Investments in unconsolidated subsidiaries	13,836	3,900
Asset held for sale	5,531	$—
Total Assets	$3,285,884	$3,512,498
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,578,328	$1,699,239
Accounts payable and accrued expenses	98,537	78,482
Deferred revenue and other liabilities	82,723	96,564
Total Liabilities	1,759,588	1,874,285
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	47,426	72,104
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,720,286 and 83,606,068 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	837	836
Additional paid in capital	2,076,552	2,071,418
Accumulated other comprehensive income	5,700	2,990
Accumulated deficit	(604,917)	(509,833)
Total Kite Realty Group Trust Shareholders’ Equity	1,478,172	1,565,411
Noncontrolling Interests	698	698
Total Equity	1,478,870	1,566,109
Total Liabilities and Equity	$3,285,884	$3,512,498

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue:
Minimum rent	$65,328	$67,585	$202,475	$204,926
Tenant reimbursements	18,185	17,657	54,221	54,748
Other property related revenue	2,129	1,896	8,119	10,226
Fee income	105	—	2,430	—
Total revenue	85,747	87,138	267,245	269,900
Expenses:
Property operating	12,092	11,859	37,184	36,950
Real estate taxes	11,205	10,826	32,351	32,384
General, administrative, and other	4,865	5,431	16,364	16,389
Depreciation and amortization	36,858	42,793	115,864	131,333
Impairment charges	—	—	38,847	7,411
Total expenses	65,020	70,909	240,610	224,467
Operating income	20,727	16,229	26,635	45,433
Interest expense	(16,058)	(16,372)	(49,141)	(49,250)
Income tax benefit of taxable REIT subsidiary	27	33	78	64
Other expense, net	(379)	(94)	(643)	(314)
Income (loss) from continuing operations	4,317	(204)	(23,071)	(4,067)
Gains on sales of operating properties	—	—	8,329	15,160
Net income (loss)	4,317	(204)	(14,742)	11,093
Net income attributable to noncontrolling interests	(379)	(418)	(604)	(1,528)
Net income (loss) attributable to Kite Realty Group Trust common shareholders	$3,938	$(622)	$(15,346)	$9,565

Income (loss) per common share - basic and diluted	$0.05	$(0.01)	$(0.18)	$0.11

Weighted average common shares outstanding - basic	83,706,704	83,594,163	83,670,038	83,581,847
Weighted average common shares outstanding - diluted	83,767,655	83,594,163	83,670,038	83,689,590
Cash dividends declared per common share	$0.3175	$0.3025	$0.9525	$0.9075

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FUNDS FROM OPERATIONS[1]

($ in thousands, except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Funds From Operations ("FFO")
Consolidated net income (loss)	$4,317	$(204)	$(14,742)	$11,093
Less: net income attributable to noncontrolling interests in properties	(285)	(432)	(979)	(1,302)
Less: gains on sales of operating properties	—	—	(8,329)	(15,160)
Add: impairment charges	—	—	38,847	7,411
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	37,045	42,474	115,501	129,890
FFO of the Operating Partnership[1]	41,077	41,838	130,298	131,932
Less: Limited Partners' interests in FFO	(986)	(949)	(3,127)	(2,995)
FFO attributable to Kite Realty Group Trust common shareholders[1]	$40,091	$40,889	$127,171	$128,937
FFO, as defined by NAREIT, per share of the Operating Partnership - basic	$0.48	$0.49	$1.52	$1.54
FFO, as defined by NAREIT, per share of the Operating Partnership - diluted	$0.48	$0.49	$1.52	$1.54

Weighted average common shares outstanding - basic	83,706,704	83,594,163	83,670,038	83,581,847
Weighted average common shares outstanding - diluted	83,767,655	83,708,719	83,719,308	83,689,590
Weighted average common shares and units outstanding - basic	85,768,857	85,580,993	85,717,440	85,561,343
Weighted average common shares and units outstanding - diluted	85,829,808	85,695,549	85,766,710	85,669,087

FFO, as defined by NAREIT, per diluted share/unit
Consolidated net income (loss)	$0.05	$—	$(0.17)	$0.13
Less: net income attributable to noncontrolling interests in properties	—	(0.01)	(0.01)	(0.02)
Less: gains on sales of operating properties	—	—	(0.10)	(0.18)
Add: impairment charges	—	—	0.45	0.09
Add: depreciation and amortization of consolidated and unconsolidated entities, net of noncontrolling interests	0.43	0.50	1.35	1.52
FFO, as defined by NAREIT, of the Operating Partnership per diluted share/unit[1]	$0.48	$0.49	$1.52	$1.54

____________________
1
“FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

ADJUSTED FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
FFO, as defined by NAREIT, of the Operating Partnership	$41,077	$41,838	$130,298	$131,932
Add:
Depreciation of non-real estate assets	290	319	840	1,450
Amortization of deferred financing costs	662	664	2,220	2,014
Non-cash compensation expense	852	1,253	3,156	3,732
Less:
Straight-line rent	760	1,173	2,322	3,593
Market rent amortization income	847	715	5,488	2,515
Amortization of debt premium	547	713	2,083	2,200
Other cash and non-cash adjustments[1]	344	—	1,264	866
Capital expenditures[2]:
Maintenance capital expenditures[3]	1,165	983	3,313	2,224
Revenue enhancing tenant improvements – retail	4,115	1,825	9,262	11,554
Revenue enhancing tenant improvements – office	693	144	1,318	461
External lease commissions	670	327	1,903	1,426
Total AFFO of the Operating Partnership	$33,740	$38,194	$109,561	$114,289

Other Financial Information:
Scheduled debt principal payments	$1,078	$1,320	$3,961	$3,709
Capitalized interest cost	$479	$787	$1,415	$2,320
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	$72,238	$85,163
Acreage of undeveloped, vacant land in the operating portfolio[4]	40.6

	September 30, 2018	December 31, 2017
Investment Properties, at Cost:
Land, building and improvements[4]	$3,677,536	$3,873,149
Furniture, equipment and other	9,151	8,453
Land held for development	31,142	31,142
Construction in progress	34,643	45,140
Total	$3,752,472	$3,957,884

____________________
1	The year-to-date amount reflects non-cash termination fees.
2	Excludes landlord work, tenant improvements and leasing commissions relating to development and 3-R projects.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
4	Includes undeveloped vacant land with a book value of $17.3 million at September 30, 2018.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

MARKET CAPITALIZATION AS OF SEPTEMBER 30, 2018

($ in thousands)
	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	97.6%	83,720,286
Operating Partnership ("OP") Units Outstanding	2.4%	2,048,849
Combined Common Shares and OP Units	100.0%	85,769,135
Market Price of Common Shares		$16.65
Total Equity Capitalization		1,428,056	48%
Debt Capitalization:
Company Consolidated Outstanding Debt		1,578,328
Plus: Debt Premium and Issuance Costs, net		4,330
Plus: Company Share of Unconsolidated Joint Venture Debt		20,641
Less: Partner Share of Consolidated Joint Venture Debt[1]		(5,603)
Company Share of Outstanding Debt		1,597,696
Less: Cash, Cash Equivalents, and Restricted Cash		(41,016)
Total Net Debt Capitalization		1,556,680	52%
Total Enterprise Value		$2,984,736	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF SEPTEMBER 30, 2018
Consolidated Undepreciated Real Estate Assets		$3,752,472
Company Share of Unconsolidated Real Estate Assets		37,743
		3,790,215
Total Debt Capitalization		1,562,283
Ratio of Debt to Total Undepreciated Real Estate Assets		41.2%

RATIO OF COMPANY SHARE OF NET DEBT TO EBITDA AS OF SEPTEMBER 30, 2018
Company's Consolidated Debt & Share of Unconsolidated Debt		$1,597,696
Less: Cash, Cash Equivalents, and Restricted Cash		(41,016)
		1,556,680
Q3 2018 EBITDA, Annualized:
- Consolidated EBITDA	$230,340
- Unconsolidated EBITDA	2,393
- Minority interest EBITDA [1]	(1,004)	231,729
Ratio of Company Share of Net Debt to EBITDA		6.7x

____________________
1	See page 18 for details.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	% Change	2018	2017	% Change
Number of properties for the quarter[1]	104	104

Leased percentage at period end	93.9%	94.4%		93.9%	94.4%
Economic Occupancy percentage[2]	92.3%	93.0%		92.9%	93.6%

Minimum rent	$59,913	$58,820		$175,734	$173,448
Tenant recoveries	17,299	16,188		50,432	48,722
Other income	430	391		941	849
	77,642	75,399		227,107	223,019

Property operating expenses	(11,144)	(10,368)		(32,611)	(30,873)
Bad debt expense	(537)	(508)		(1,352)	(1,971)
Real estate taxes	(10,601)	(9,981)		(30,291)	(29,693)
	(22,282)	(20,857)		(64,254)	(62,537)
Same Property NOI[3]	$55,360	$54,542	1.5%	$162,853	$160,482	1.5%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$55,360	$54,542		$162,853	$160,482
Net operating income - non-same activity[4]	6,985	9,911		32,427	40,084
Other (expense) income, net	(247)	(61)		1,865	(250)
General, administrative and other	(4,865)	(5,431)		(16,364)	(16,389)
Impairment charges	—	—		(38,847)	(7,411)
Depreciation and amortization expense	(36,858)	(42,793)		(115,864)	(131,333)
Interest expense	(16,058)	(16,372)		(49,141)	(49,250)
Gains on sales of operating properties	—	—		8,329	15,160
Net income attributable to noncontrolling interests	(379)	(418)		(604)	(1,528)
Net (loss) income attributable to common shareholders	$3,938	$(622)		$(15,346)	$9,565

____________________
1
Same Property NOI excludes five properties in redevelopment, the recently completed City Center, Burnt Store Marketplace, and Fishers Station redevelopments as well as office properties (Thirty South Meridian and Eddy Street Commons).

2
Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period.

3
Same Property NOI excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles, fee income and significant prior period expense recoveries and adjustments, if any.

4	Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool.

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

NET OPERATING INCOME BY QUARTER

($ in thousands)
	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Revenue:
Minimum rent[1]	$65,328	$68,182	$68,965	$68,518	$67,585
Tenant reimbursements	18,185	17,664	18,373	18,252	17,657
Other property related revenue[2]	1,582	4,368	434	358	1,252
Overage rent	87	100	148	780	82
Parking revenue, net[3]	82	83	67	218	138
	85,264	90,397	87,987	88,126	86,714
Expenses:
Property operating - Recoverable[4]	9,894	9,959	10,235	10,018	9,533
Property operating - Non-Recoverable[4]	1,978	2,413	1,984	2,417	2,053
Real estate taxes	11,047	10,265	10,591	10,638	10,675
	22,919	22,637	22,810	23,073	22,261
Net Operating Income - Properties	62,345	67,760	65,177	65,053	64,453
Other (Expenses) Income:
General, administrative, and other	(4,865)	(5,553)	(5,945)	(5,360)	(5,431)
Fee income	105	963	1,362	377	—
	(4,760)	(4,590)	(4,583)	(4,983)	(5,431)
Earnings Before Interest, Taxes, Depreciation and Amortization	57,585	63,170	60,594	60,070	59,022
Impairment charge	—	(14,777)	(24,070)	—	—
Depreciation and amortization	(36,858)	(40,451)	(38,556)	(40,758)	(42,793)
Interest expense	(16,058)	(16,746)	(16,337)	(16,452)	(16,372)
Income tax benefit of taxable REIT subsidiary	27	28	23	36	33
Other expense, net	(379)	(115)	(151)	(101)	(94)
Income (Loss) From Continuing Operations	4,317	(8,891)	(18,497)	2,795	(204)
Gains on sales of operating properties	—	7,829	500	—	—
Net income (loss)	4,317	(1,062)	(17,997)	2,795	(204)
Less: Net loss (income) attributable to noncontrolling interests	(379)	(304)	80	(486)	(418)
Net income (loss) attributable to Kite Realty Group Trust	$3,938	$(1,366)	$(17,917)	$2,309	$(622)
NOI/Revenue	73.1%	75.0%	74.1%	73.8%	74.3%
Recovery Ratios[5]
- Retail Properties	89.3%	89.7%	90.5%	89.3%	89.9%
- Consolidated	86.8%	87.3%	88.2%	88.4%	87.4%

____________________
1	Minimum rent includes $5.0 million in ground lease-related revenue for the three months ended September 30, 2018.
2	Other property related revenue for the three months ended September 30, 2018 includes $1.2 million of lease termination income.
3
Parking revenue, net represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage. In the three months ended September 30, 2018, this amount was calculated as revenue of $460,000 less real estate taxes and property operating expenses of $158,000 and $220,000, respectively.

4
Recoverable expenses include total management fee expense (or recurring G&A expense of $1.4 million) allocable to the property operations in the three months ended September 30, 2018, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt provision, ground rent, professional fees, and operating costs for Lake Lofts at Deerwood.

5	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

CONSOLIDATED JOINT VENTURE SUMMARY - SEPTEMBER 30, 2018

($ in thousands)

Ownership
Joint Venture Entity	Location (MSA)	Owned GLA	KRG Ownership %	Current KRG Economic Ownership%[1]
Delray Marketplace	Delray, FL	260,255	50%	98%
Pan Am Plaza	Indianapolis, IN	—	85%	85%
Crossing at Killingly Commons	Killingly, CT	208,929	55%	90%
Territory Portfolio[2]	Las Vegas, NV	847,690	78%	97%
Balance Sheet		Current Partner Economic Ownership %
Joint Venture Entity	Debt Balance		Partner Share of Debt	Redeemable Noncontrolling Interest
Delray Marketplace	$56,730	2%	$1,136	$—
Pan Am Plaza	—	15%	—	—
Crossing at Killingly Commons	—	10%	—	10,070
Territory Portfolio[2]	148,940	3%	4,467	—
Total	$205,670		$5,603	$10,070
Income Statement
Joint Venture Entity			Quarterly Minority Interest	Annualized Minority Interest
Delray Marketplace			$—	$—	KRG has an 8% cumulative preferred return
Pan Am Plaza			—	—	Project currently in Land Held For Development
Crossing at Killingly Commons			132	528	Partner receives a fixed annual preferred payment of 5.5% on $9.6 million
Territory Portfolio[2]			119	476	Partner receives a fixed annual preferred payment of 4% on $11.9 million
Total			$251	$1,004

____________________
1	Economic ownership % represents the Company's share of cash flow.
2
Joint Venture includes six operating properties located in Las Vegas, Nevada. Our partner has elected to redeem its remaining interest of $21.9 million. The Company redeemed $10 million of the interest in August 2018. The Company can determine the timing of the closing for the redemption of the remainder of the interest, which must occur before November 8, 2018.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

UNCONSOLIDATED JOINT VENTURE SUMMARY - SEPTEMBER 30, 2018

($ in thousands)
	Joint Ventures

Venture	Eddy Street Embassy Suites [1]	TH Real Estate [2]
KRG Ownership Interest	35%	20%

Condensed Balance Sheets
Real Estate Investment	$45,216	$97,089
Other Assets	1,667	8,826
Total Assets	$46,883	$105,915

Debt	$29,323	$51,890
Other Liabilities	7,547	5,106
Total Liabilities	36,870	56,996

Partners' Equity	10,013	48,919
Total Liabilities and Equity	$46,883	$105,915

KRG Share of Equity	$1,400	$9,784
KRG Share of Debt	10,263	10,378

Condensed Income Statement - 3 Months Ended September 30, 2018
Rental Revenue	$—	$2,350
Other Property-Related Revenue	488	—
Total Revenue	488	2,350

Property Operating Expenses	(495)	(775)
Net Operating Income (Loss)	(7)	1,575

Depreciation & Amortization Expense	(188)	(1,157)
Interest Expense	—	(553)
Other Expense	—	(72)
Net loss	$(195)	$(207)

1	The joint venture owns and operates a full service Embassy Suites at the University of Notre Dame that opened in September 2018.
2	The joint venture was formed on June 29, 2018 and owns Livingston Shopping Center, Plaza Volente, and Tamiami Crossing.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

SUMMARY OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2018

($ in thousands)
TOTAL OUTSTANDING DEBT[1]
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	$1,423,255	89%	4.13%	5.1
Variable Rate Debt	159,403	10%	3.71%	3.6
Net Debt Premiums and Issuance Costs, Net	(4,330)	N/A	N/A	N/A
Total Consolidated Debt	1,578,328	98%	4.10%	5.0
KRG Share of Unconsolidated Debt	20,641	1%	3.50%	7.8
Total	$1,598,969	100%	4.08%	5.0

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured Debt [2]	Total Consolidated Debt	Total Unconsolidated Debt	Total Outstanding Debt
2018	$1,260	$—	$—	$1,260	$—	$1,260
2019	5,165	—	—	5,165	—	5,165
2020	5,396	20,700	—	26,096	100	26,196
2021	4,624	159,875	200,000	364,499	245	364,744
2022	1,113	205,208	200,000	406,321	258	406,579
2023	806	181,940	118,100	300,846	270	301,116
2024	854	—	—	854	9,390	10,244
2025	904	16,941	80,000	97,845	—	97,845
2026 And Beyond	4,672	100	375,000	379,772	10,378	390,150
Net Debt Premiums and Issuance Cost, Net	(4,330)	—	—	(4,330)	—	(4,330)
Total	$20,464	$584,764	$973,100	$1,578,328	$20,641	$1,598,969

1
Fixed rate debt includes, and variable rate date excludes, the portion of such debt that has been hedged by interest rate derivatives. As of September 30, 2018, $337.4 million in variable rate debt is hedged for a weighted average 1.5 years.

2
This presentation reflects the Company's exercise of its option to extend the maturity date by one year to April 22, 2023 for the Company's unsecured credit facility.The ability to exercise this option is subject to certain conditions, which the Company does not unilaterally control.

($ In millions)
$500
$400
$300
$200
$100
$0
2018
2019
2020
2021
2022
2023
2024
2025
2026+
20.7
166.6
200.0
213.1
200.0
181.9
23.1
95.0
10.3
16.9
80.0
10.3
10.4
375.0
Mortgage Debt
Unconsolidated
Line of Credit
Unsecured Debt
Unsecured Term Loans

(1) Chart excludes annual principal payments and net premiums on fixed rate debt.

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2018

($ in thousands)
Property	Lender	Interest Rate[1]	Maturity Date	Balance as of September 30, 2018	% of Total Outstanding

2018 Debt Maturities				—	—%

2019 Debt Maturities				—	—%

Lake City Commons/12th Street Plaza/University Town Center II	CMBS	5.70%	9/1/2020	20,700
2020 Debt Maturities				20,700	1.3%

Waxahachie Crossing	CMBS	5.55%	3/1/2021	7,750
International Speedway Square	CMBS	5.77%	4/1/2021	18,741
Lima Marketplace	CMBS	5.80%	4/1/2021	8,383
Bell Oaks Centre	CMBS	5.59%	4/1/2021	6,547
Northcrest Shopping Center	CMBS	5.48%	5/1/2021	15,780
University Town Center	CMBS	5.48%	6/1/2021	18,690
Village at Bay Park	CMBS	5.58%	6/1/2021	9,183
Silver Springs Pointe	CMBS	5.03%	7/1/2021	8,800
Lake Mary Plaza	CMBS	5.10%	7/1/2021	5,080
Unsecured Term Loan [2]	KeyBank (Admin. Agent)	LIBOR + 130	7/28/2021	200,000
Bayport Commons	CMBS	5.44%	7/28/2021	11,729
Eddy Street Commons	CMBS	5.44%	9/1/2021	22,788
Four Property Pool Loan	CMBS	5.44%	9/1/2021	33,156
2021 Debt Maturities				366,627	22.9%

Centre at Panola, Phase I	CMBS	6.78%	1/1/2022	1,418
Delray Marketplace [3]	Bank of America	LIBOR + 160	2/5/2022	56,730
Palm Coast Landing	CMBS	5.00%	3/1/2022	22,015
Bayonne Crossing	CMBS	4.33%	4/1/2022	43,931
Saxon Crossing	CMBS	4.65%	7/1/2022	11,400
Merrimack Village Center	CMBS	4.36%	7/6/2022	5,445
Shops at Moore	CMBS	4.29%	9/1/2022	21,300
Shops at Julington Creek	CMBS	4.60%	9/1/2022	4,785
Centre Point Commons	CMBS	4.34%	10/1/2022	14,410
Unsecured Term Loan [2]	KeyBank (Admin. Agent)	LIBOR + 160	10/26/2022	200,000
Miramar Square	CMBS	4.16%	12/1/2022	31,625
2022 Debt Maturities				413,059	25.8%
See footnotes on next page

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2018 (CONTINUED)

($ in thousands)
Property	Lender	Interest Rate[1]	Maturity Date	Balance as of September 30, 2018	% of Total Outstanding

Centennial Gateway / Eastgate [4]	CMBS	3.81%	1/1/2023	44,385
Centennial Center [4]	CMBS	3.83%	1/6/2023	70,455
Eastern Beltway [4]	CMBS	3.83%	1/6/2023	34,100
The Corner	CMBS	4.10%	3/1/2023	14,750
Chapel Hill	CMBS	3.78%	4/1/2023	18,250
Unsecured Credit Facility [2,5,6]	KeyBank (Admin. Agent)	LIBOR + 115	4/22/2023	23,100
Senior Unsecured Note	Various	4.23%	9/10/2023	95,000
2023 Debt Maturities				300,040	18.7%

2024 Debt Maturities				—	—%

Thirty South	Associated Bank	LIBOR + 150	6/30/2025	16,941
Senior Unsecured Note	Various	4.47%	9/10/2025	80,000
2025 Debt Maturities				96,941	6.0%

Senior Unsecured Note	Various	4.00%	10/1/2026	300,000
Senior Unsecured Note	Various	4.57%	9/10/2027	75,000
Rampart Commons	CMBS	5.73%	6/10/2030	10,291
2026 And Beyond Debt Maturities				385,291	24.0%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS				(4,330)
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET				$1,578,328	98.9%

Unconsolidated Debt
Embassy Suites at University of Notre Dame [7]	1st Source Bank	LIBOR + 250	7/1/2024	10,263
TH Realty [4]	MetLife Real Estate Lending	4.09%	7/1/2028	10,378
TOTAL UNCONSOLIDATED DEBT				20,641	1.3%
TOTAL CONSOLIDATED AND UNCONSOLIDATED DEBT				$1,598,969	100.0%

____________________
1	At September 28, 2018, one-month LIBOR was 2.26%.
2	The Company has 99 unencumbered properties of which 92 are wholly owned and included in the unencumbered property pool of our unsecured facilities.
3	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 18 for additional detail.
4	Properties are held in joint ventures. See Joint Venture Summary on page 19 for additional detail.
5	Assumes Company exercises its option to extend the maturity date by one year.
6	Total Availability under our credit facility is $600 million.
7
KRG's share of total loan commitment is $11.83 million. Beginning on July 1, 2019 the loan will convert to a fixed rate loan with an interest rate of 5.02%. the loan will begin amortizing on August 1, 2020.

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

UNSECURED PUBLIC DEBT COVENANTS

	September 30, 2018	Debt Covenant Threshold[1]

Total Debt to Undepreciated Assets	40.6%	<60%

Secured Debt to Undepreciated Assets	15.8%	<40%

Undepreciated Unencumbered Assets to Unsecured Debt	265.2%	>150%

Debt Service Coverage	3.4x	>1.5x

Senior Unsecured Debt Ratings:
Moody's Investors Service	Baa3/Stable
Standard & Poor's Rating Services	BBB-/Stable

Liquidity ($ in thousands)
Cash and cash equivalents	$30,709
Availability under unsecured credit facility	436,592
	$467,301

____________________
1	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the terms, refer to the Company's filings with the SEC.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

TOP 10 RETAIL TENANTS BY TOTAL GROSS LEASABLE AREA (GLA)

As of September 30, 2018

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2018.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Ground Lease GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Walmart Stores, Inc.[1]	13	2,244,581	5	—	811,956	8	1,432,625
Target Corporation	15	2,202,085	—	—	—	15	2,202,085
Lowe's Companies, Inc.	14	2,072,666	5	128,997	650,161	9	1,293,508
Home Depot Inc.	6	788,167	1	—	131,858	5	656,309
Kohl's Corporation	8	694,386	5	184,516	244,010	3	265,860
Publix Super Markets, Inc.	14	670,665	14	670,665	—	—	—
The TJX Companies, Inc. [2]	22	650,156	22	650,156	—	—	—
Bed Bath & Beyond, Inc. [3]	19	493,719	19	493,719	—	—	—
Ross Stores, Inc.[4]	17	488,707	17	488,707	—	—	—
Dick's Sporting Goods, Inc.[5]	8	390,502	8	390,502	—	—	—
Total	136	10,695,634	96	3,007,262	1,837,985	40	5,850,387

____________________
1	Includes Sam's Club, which is owned by the same parent company.
2
Includes TJ Maxx (13), Home Goods (3) and Marshalls (6), all of which are owned by the same parent company. Includes two stores totaling 50,174 square feet at properties owned in unconsolidated joint ventures.

3
Includes Bed Bath and Beyond (11), Buy Buy Baby (4), Christmas Tree Shops (1) and Cost Plus World Market (3), all of which are owned by the same parent company. Includes two stores totaling 43,269 square feet at properties owned in unconsolidated joint ventures.

4	Includes one store totaling 25,000 square feet at a property owned in an unconsolidated joint venture.
5	Includes Dick's Sporting Goods (7) and Golf Galaxy (1), both of which are owned by the same parent company.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of September 30, 2018
($ in thousands, except per square foot data)
This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2018.

	Number of Stores			Annualized Base Rent[3,4]		Annualized Base Rent per Sq. Ft.[4]
Tenant (# Stores)	Wholly Owned	JV1	Total Leased GLA/NRA[2]	Pro-Rata Share	100%	Pro-Rata Share	100%	% of Total Portfolio Annualized Base Rent[4]
The TJX Companies, Inc.[5]	20	2	650,156	$6,437	$6,987	$10.55	$10.75	2.6%
Publix Super Markets, Inc.	14	—	670,665	6,739	6,739	10.05	10.05	2.5%
Bed Bath & Beyond, Inc.[6]	17	2	493,719	5,400	6,093	11.76	12.34	2.3%
PetSmart, Inc.	17	1	371,735	5,463	5,659	15.19	15.22	2.1%
Ross Stores, Inc.	16	1	488,707	5,297	5,542	11.30	11.34	2.0%
Lowe's Companies, Inc.	5	—	128,997	5,080	5,080	6.52	6.52	1.9%
Dick's Sporting Goods, Inc.[7]	8	—	390,502	4,212	4,212	10.79	10.79	1.6%
Michaels Stores, Inc.	14	1	317,003	4,029	4,205	13.28	13.27	1.6%
Nordstrom, Inc. / Nordstrom Rack (6)	5	1	197,797	3,559	4,035	20.69	20.40	1.5%
Ascena Retail Group[8]	32	—	198,882	3,983	3,983	20.03	20.03	1.5%
LA Fitness	5	—	208,209	3,574	3,574	17.16	17.16	1.3%
Office Depot (8) / Office Max (4)	12	—	245,455	3,381	3,381	13.77	13.77	1.2%
Best Buy Co., Inc.	6	—	213,604	3,084	3,084	14.44	14.44	1.1%
Kohl's Corporation	5	—	184,516	2,927	2,927	6.83	6.83	1.1%
National Amusements	1	—	80,000	2,898	2,898	36.22	36.22	1.1%
Petco Animal Supplies, Inc.	12	—	167,455	2,819	2,819	16.83	16.83	1.0%
Mattress Firm Holdings Corp (16) / Sleepy's (5)	21	—	97,859	2,762	2,762	28.23	28.23	1.0%
Walmart Stores, Inc.[9]	5	—	—	2,652	2,652	3.27	3.27	1.0%
Ulta Beauty, Inc.	10	2	127,451	2,140	2,578	19.32	20.22	1.0%
DSW Inc.	8	1	175,133	2,214	2,509	13.87	14.33	0.9%
Stein Mart, Inc.	8	1	307,222	2,122	2,381	7.54	7.75	0.9%
Frank Theatres	2	—	122,224	2,350	2,350	19.23	19.23	0.9%
Hobby Lobby Stores, Inc.	5	—	271,254	2,190	2,190	8.07	8.07	0.8%
The Kroger Co.[10]	3	—	60,268	2,099	2,099	9.19	9.19	0.8%
Walgreens Boots Alliance, Inc.	4	—	67,212	2,099	2,099	31.23	31.23	0.8%
TOTAL	255	12	6,236,025	$89,510	$92,837	$11.32	$11.45	34.5%

____________________
1	JV Stores represent stores at unconsolidated properties.
2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
3
Annualized base rent represents the monthly contractual rent for September 30, 2018 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements. Annualized base rent at pro-rata share represents 100% of the annualized base rent at consolidated properties and our share of the annualized base rent at unconsolidated properties.

4	Annualized base rent and percent of total portfolio includes ground lease rent.
5	Includes TJ Maxx (13), Marshalls (6) and HomeGoods (3), all of which are owned by the same parent company.
6	Includes Bed Bath and Beyond (11), Buy Buy Baby (4) Christmas Tree Shops (1) and Cost Plus World Market (3), all of which are owned by the same parent company.
7	Includes Dick's Sporting Goods (7) and Golf Galaxy (1), both of which are owned by the same parent company.
8	Includes Ann Taylor (5), Catherines (1), Dress Barn (11), Lane Bryant (7), Justice Stores (4) and Maurices (4), all of which are owned by the same parent company.
9	Includes Sam's Club, which is owned by the same parent company.
10	Includes Kroger (1), Harris Teeter (1), Smith's (1), all of which are owned by the same parent company.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

RETAIL LEASING SPREADS

			Comparable Space[3,4]
Category	Total Leases	Total Sq. Ft.	Leases	Sq. Ft.	Prior Rent PSF[4]	New Rent PSF[4,5]	Cash Rent Spread	GAAP Rent Spread[6]	TI, LL Work, Lease Commissions PSF[7,8]
New Leases - Q3, 2018	33	108,108	20	46,786	$24.34	$26.88	10.4%	30.2%	$53.96
New Leases - Q2, 2018	32	123,379	17	30,480	$25.90	$31.88	23.1%	39.5%	$56.43
New Leases - Q1, 2018[2]	20	84,176	13	57,694	$18.01	$17.61	(2.2)%	(0.3)%	$15.49
New Leases - Q4, 2017	48	155,805	19	83,638	$17.09	$20.51	20.0%	29.7%	$74.23

Renewals - Q3, 2018[1]	60	337,500	60	337,500	$18.69	$19.40	3.8%	8.6%	$0.06
Renewals - Q2, 2018	49	233,517	49	233,517	$20.32	$21.98	8.2%	13.7%	$0.80
Renewals - Q1, 2018[2]	45	333,654	45	333,654	$16.61	$17.12	3.1%	6.6%	$0.97
Renewals - Q4, 2017	83	589,332	83	589,332	$16.47	$17.34	5.3%	8.8%	$0.73

Total - Q3, 2018[1]	93	445,608	80	384,286	$19.37	$20.31	4.9%	11.4%	$6.63
Total - Q2, 2018	81	356,896	66	263,997	$20.96	$23.13	10.3%	16.3%	$7.22
Total - Q1, 2018[2]	65	417,830	58	391,348	$16.81	$17.19	2.3%	5.3%	$3.11
Total - Q4, 2017	131	745,137	102	672,970	$16.55	$17.74	7.2%	11.2%	$9.86

________________
1	Excluding one strategic anchor anchor renewal, renewal and blended cash rental spreads were 6.7% and 7.3%, respectively.
2
Excluding one anchor tenant lease that did not require the Company to expend any capital and one strategic anchor renewal, new and renewal lease cash spreads were 16.5% (cost $32.22 PSF) and 7.0%, respectively, for a blended cash rent spread of 8.2%.

3
Comparable space leases on this report are included for retail properties only. Leases at our two office properties, Thirty South Meridian and Eddy Street Commons, one property held for sale, and ground leases are excluded.

4
Comparable leases represent those leases signed for which there was a former tenant within the last 12 months. Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term. All amounts reported at lease execution.

5	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
6	The aggregate spread on a straight-line basis over the contractual life of the lease to the comparable lease.
7	Includes redevelopment costs for tenant specific landlord work and tenant allowances provided to tenants at properties in the 3-R pipeline.
8	Excluding the costs associated with two anchor leases, the Q4, 2017 new lease costs were $50.27 PSF.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

LEASE EXPIRATIONS – OPERATING PORTFOLIO

As of September 30, 2018

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2018.

			Expiring Annualized Base Rent[3,4]			Expiring Annualized Base Rent per Sq. Ft.
	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	Pro-Rata Share	100%	% of Total Annualized Base Rent	Pro-Rata Share	100%	Expiring Ground Lease Revenue
2018	39	118,068	$2,646	$2,646	1.1%	$22.41	$22.41	$68
2019	196	1,144,343	16,606	16,716	6.7%	14.58	14.61	252
2020	248	1,877,100	27,785	27,985	11.2%	14.85	14.91	1,511
2021	305	1,770,548	29,723	30,032	12.0%	16.89	16.96	605
2022	306	2,033,998	34,732	34,829	13.9%	17.10	17.12	1,240
2023	332	2,357,165	42,486	42,554	17.0%	18.04	18.05	2,008
2024	142	1,195,336	19,363	21,686	8.7%	18.55	18.14	689
2025	88	796,311	13,284	14,320	5.7%	17.69	17.98	736
2026	80	801,866	10,762	11,479	4.6%	14.35	14.32	1,320
2027	79	784,093	12,201	12,704	5.1%	16.52	16.20	358
Beyond	150	2,034,116	35,285	35,285	14.1%	17.36	17.35	11,394
	1,965	14,912,944	$244,871	$250,237	100.0%	$16.78	$16.78	$20,179

____________________
1
Lease expiration table reflects rents in place as of September 30, 2018 and does not include option periods; 2018 expirations include 14 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for September 2018 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.
4	54% of our annualized base rent is generated from tenants occupying less than 16,000 square feet.

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS[1]

As of September 30, 2018

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2018.

			Expiring Annualized Base Rent[4]			Expiring Annualized Base Rent per Sq. Ft.
	Number of Expiring Leases[2]	Expiring GLA/NRA[3]	Pro-Rata Share	100%	% of Total Annualized Base Rent	Pro-Rata Share	100%	Expiring Ground Lease Revenue
2018	1	10,471	$209	$209	0.1%	$20.00	$20.00	$—
2019	18	681,755	5,658	5,658	2.3%	8.30	8.30	—
2020	40	1,353,958	14,879	14,879	5.9%	10.99	10.99	1,111
2021	42	1,091,651	12,704	12,704	5.1%	11.64	11.64	—
2022	50	1,316,927	16,460	16,460	6.6%	12.50	12.50	745
2023	57	1,483,146	21,126	21,126	8.4%	14.24	14.24	1,551
2024	29	851,212	10,560	12,745	5.1%	15.00	14.97	—
2025	20	476,142	5,474	6,445	2.6%	12.64	13.54	381
2026	17	554,351	4,543	5,259	2.1%	9.04	9.49	750
2027	20	570,380	6,345	6,848	2.7%	12.09	12.01	—
Beyond	45	1,585,219	23,512	23,512	9.4%	14.83	14.83	7,104
	339	9,975,212	$121,470	$125,846	50.3%	$12.54	$12.62	$11,641

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.
2	Lease expiration table reflects rents in place as of September 30, 2018 and does not include option periods; 2018 expiration represents a month-to-month tenant.
3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.
4	Annualized base rent represents the monthly contractual rent for September 2018 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

LEASE EXPIRATIONS – RETAIL SHOPS

As of September 30, 2018

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business as of September 30, 2018.

			Expiring Annualized Base Rent[3]			Expiring Annualized Base Rent per Sq. Ft.
	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	Pro-Rata Share	100%	% of Total Annualized Base Rent	Pro-Rata Share	100%	Expiring Ground Lease Revenue
2018	38	107,597	$2,436	$2,436	1.0%	$22.64	$22.64	$68
2019	177	457,335	10,847	10,957	4.4%	23.99	23.96	252
2020	206	509,831	12,649	12,850	5.1%	25.13	25.20	400
2021	260	669,898	16,788	17,098	6.8%	25.48	25.52	605
2022	251	652,051	17,001	17,098	6.8%	26.20	26.22	495
2023	271	747,112	20,259	20,327	8.1%	27.22	27.21	457
2024	111	311,641	8,394	8,531	3.4%	27.32	27.38	689
2025	64	203,181	5,748	5,814	2.3%	28.57	28.61	355
2026	63	247,515	6,220	6,220	2.5%	25.13	25.13	570
2027	58	204,559	5,578	5,578	2.2%	27.27	27.27	358
Beyond	102	337,682	9,372	9,372	3.7%	27.87	27.75	4,289
	1,601	4,448,402	$115,291	$116,280	46.5%	$26.13	$26.14	$8,539

____________________
1
Lease expiration table reflects rents in place as of September 30, 2018, and does not include option periods; 2018 expirations include 13 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land we own and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for September 2018 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

LEASE EXPIRATIONS – OFFICE TENANTS AND OTHER

As of September 30, 2018

($ in thousands, except per square foot data)

	Number of Expiring Leases[1]	Expiring GLA/NRA[1]	Expiring Annualized Base Rent[2,3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2018	—	—	$—	—%	$—
2019	1	5,253	101	—%	19.25
2020	2	13,311	256	0.1%	19.25
2021	3	8,999	230	0.1%	25.60
2022	5	65,020	1,271	0.5%	19.55
2023	4	126,907	1,100	0.4%	8.67
2024	2	32,483	410	0.2%	12.62
2025	4	116,988	2,062	0.8%	17.62
2026	—	—	—	—%	—
2027	1	9,154	278	0.1%	30.38
Beyond[4]	3	111,215	2,402	1.0%	21.59
	25	489,330	$8,110	3.2%	$16.57

____________________
1	Lease expiration table reflects rents in place as of September 30, 2018 and does not include option periods. This column also excludes ground leases.
2	Lease expiration table reflects rents in place as of September 30, 2018 and does not include option periods. This column also excludes ground leases.
3	Annualized base rent represents the monthly contractual rent for September 2018 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.
4	Expiring NRA includes 48,903 square feet leased to the Company and subsidiaries.

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

DEVELOPMENT PROJECTS UNDER CONSTRUCTION

($ in thousands)

As of September 30, 2018

Project	Company Ownership %	MSA	Projected Stabilization Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[4]	Percent of Owned GLA Pre-Leased/ Committed	KRG Share of Total Estimated Project Cost [5]	KRG Share of Cost Incurred as of September 30, 2018	Major Tenants and Non-owned Anchors
Eddy Street Commons at Notre Dame, IN - Phase II	100%	South Bend	Q4 2020	8,500	530,000	—%	—%	10,000	3,595	Ground lease with multi-family developer on 450 units; 8,500 square feet of owned retail space.
Total				8,500	530,000	—%	—%	$10,000	$3,595

Projected Annualized Development / Redevelopment Cash NOI Summary
Remaining Under Construction Development / Redevelopment Cash NOI (excluding hotel)	$2,164
Remaining Transitional Development / Redevelopment Cash NOI	946
Total Remaining Annual Cash NOI	$3,110

Summary of Construction In Progress on Consolidated Balance Sheet:
Under Construction Development / Redevelopment CIP	$4,245
Holly Springs Towne Center - Phase III	5,852
Various tenant improvements and small projects	24,546
Construction In Progress on Consolidated Balance Sheet	$34,643

____________________
1	Stabilization date represents near completion of project construction and substantial occupancy of the property.
2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.
5
Total estimated cost of all components of Eddy Street Phase II equals $90.8 million, consisting of KRG estimated project cost ($10.0 million), TIF ($16.1 million), and residential apartments and townhomes to be ground subleased to unrelated third party ($64.7 million).

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

UNDER CONSTRUCTION REDEVELOPMENT, REPOSITION, AND REPURPOSE PROJECTS

($ in thousands)

Property	Location (MSA)	Description	Projected ROI[1]	Projected Cost	Percentage of Cost Spent	Est. Stabilized Period
Beechwood Promenade*	Athens, GA	Backfilling vacant anchor and shop space with Michaels, and construction of outlot for Starbucks.	9.5% - 10.5%	$7,000 - $8,000	69%	Q4 2018
Centennial Center A	Las Vegas	Reposition of two retail buildings totaling 14,000 square feet, and the addition of a Panera Bread outlot. Addition of traffic signal and other significant building/site enhancements.	13.5% - 14.5%	$3,500 - $4,500	63%	Q1 2019
Rampart Commons*	Las Vegas	Relocating, retenanting, and renegotiating leases as a part of new development plan. Upgrades to building façades and hardscape throughout the center.	7.5% - 8.5%	$14,500 - $15,500	82%	Q4 2018

UNDER CONSTRUCTION REDEVELOPMENT, REPOSITION, REPURPOSE TOTALS			9.0% - 10.0%	$24,500 - $27,500	75%

COMPLETED PROJECTS DURING Q3 2018

Property	Location (MSA)	Description	Annual Projected ROI	Cost
Fishers Station	Indianapolis	Demolition and expansion of previous anchor space and replacement with a Kroger ground lease. Kroger has notified us it does not plan to open at this location. The Company has a long-term ground lease with Kroger; rent payments began in September 2018. Also, center upgrades and new shop space.	11.4%	$10,486

COMPLETED PROJECTS TOTALS			11.4%	$10,486

________________
1	Projected ROI is calculated by dividing incremental rent for comparable spaces or full rent for spaces vacant 12 months or more over total projected cost of the defined 3-R area.
*	Asterisk represents redevelopment assets removed from the operating portfolio.

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

REDEVELOPMENT, REPOSITION, AND REPURPOSE OPPORTUNITIES

($ in thousands)

Property	Type of Project	Location (MSA)	Description
Courthouse Shadows*	Redevelopment	Naples	Demolition of the site to create mixed use format and outparcel development.
Hamilton Crossing Centre*	Redevelopment	Indianapolis	Creation of a mixed use (office, retail, and multi-family) development.
Centennial Center B	Reposition [1]	Las Vegas	General building enhancements to five remaining outparcels. Addition of two restaurants to anchor the small shop building.
The Corner*	Repurpose	Indianapolis	Creation of a mixed use (retail and multi-family) development to replace an unanchored small shop center.

Total Targeted Return			9.0% - 11.0%
Total Expected Cost			$40,000 - $56,000

____________________
1	Reposition refers to less substantial asset enhancements based on internal costs.
*	Asterisk represents redevelopment assets removed from the operating portfolio.
Note:
These opportunities are merely potential at this time and are subject to various contingencies, many of which are beyond the Company's control. Targeted return is based upon our current expectations of capital expenditures, budgets, anticipated leases and certain other factors relating to such opportunities. The actual return on these investments may not meet our expectations.

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

2018 PROPERTY DISPOSITIONS

($ in thousands)

Property Name	MSA	Date Sold	Sales Price
Trussville Promenade	Birmingham, AL	2/21/2018
Memorial Commons	Goldsboro, NC	3/15/2018
TH Real Estate Joint Venture - Tamiami Crossing, Plaza Volente, Livingston Shopping Center [1]	Naples, FL New York/Northern New Jersey Austin, TX	6/29/2018

Total			$142,815

1	Reflects 80% of the total agreed upon value as the Company has retained a 20% ownership interest.

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

GEOGRAPHIC DIVERSIFICATION – ANNUALIZED BASE RENT BY REGION AND STATE

As of September 30, 2018

($ in thousands)

	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments[2]		Joint Ventures[3]		Total Operating Portfolio Including Developments and Redevelopments
Region/State	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
Florida
Florida	4,194,346	$61,766	124,802	$113	121,705	$1,525	37	4,440,853	$3,657	$67,061	24.8%

Midwest
Indiana - Retail	2,220,589	30,266	126,214	719	—	—	23	2,346,803	1,930	32,915	12.2%
Indiana - Other	366,502	6,796	—	—	152,460	—	2	518,962	—	6,796	2.5%
Illinois	310,892	3,576	—	—	—	—	3	310,892	—	3,576	1.3%
Ohio	236,230	2,151	—	—	—	—	1	236,230	—	2,151	0.8%
Wisconsin	82,254	1,299	—	—	—	—	1	82,254	381	1,680	0.6%
Total Midwest	3,216,467	44,088	126,214	719	152,460	—	30	3,495,141	2,311	47,118	17.4%

Southeast
North Carolina	1,067,880	21,114	—	—	—	—	8	1,067,880	3,786	24,900	9.2%
Georgia	426,625	5,094	331,198	3,753	—	—	4	757,823	336	9,183	3.4%
Tennessee	406,722	6,273	—	—	—	—	2	406,722	—	6,273	2.3%
South Carolina	515,230	5,507	—	—	—	—	3	515,230	—	5,507	2.0%
Total Southeast	2,416,457	37,988	331,198	3,753	—	—	17	2,747,655	4,122	45,863	17.0%

Mid-Central
Texas	1,824,699	28,114	—	—	156,215	2,549	10	1,980,914	1,082	31,745	11.7%
Oklahoma	859,847	11,582	—	—	—	—	5	859,847	1,045	12,627	4.7%
Texas - Other	107,400	591	—	—	—	—	1	107,400	—	591	0.2%
Total Mid-Central	2,791,946	40,287	—	—	156,215	2,549	16	2,948,161	2,127	44,963	16.6%

West
Nevada	846,921	19,450	79,455	2,266	—	—	7	926,376	4,119	25,835	9.6%
Utah	391,350	7,049	—	—	—	—	2	391,350	68	7,117	2.6%
Arizona	79,902	2,381	—	—	—	—	1	79,902	—	2,381	0.9%
Total West	1,318,173	28,880	79,455	2,266	—	—	10	1,397,628	4,187	35,333	13.1%

Northeast
New York	363,103	8,536	—	—	—	—	1	363,103	—	8,536	3.2%
New Jersey	107,646	3,172	—	—	139,559	2,632	2	247,205	2,263	8,067	3.0%
Virginia	398,139	7,562	—	—	—	—	1	398,139	310	7,872	2.9%
Connecticut	205,683	3,235	—	—	—	—	1	205,683	1,034	4,269	1.6%
New Hampshire	78,892	1,166	—	—	—	—	1	78,892	168	1,334	0.5%
Total Northeast	1,153,463	23,671	—	—	139,559	2,632	6	1,293,022	3,775	30,078	11.1%
	15,090,852	$236,680	661,669	$6,851	569,939	$6,706	116	16,322,460	$20,179	$270,416	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage.
2	Represents the five redevelopment and one consolidated development project not in the retail operating portfolio.
3	Represents the three operating properties and one non-retail property owned in unconsolidated joint ventures.

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of September 30, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per SqFt	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Arizona
The Corner	Tucson	2008	79,902	55,883	24,019	100.0%	100.0%	100.0%	$29.79	Total Wine & More	Nordstrom Rack, Panera Bread, (Home Depot)
Connecticut
Killingly Commons[3]	Willimantic, CT	2010	205,683	148,250	57,433	96.0%	100.0%	85.5%	16.39	Stop & Shop Supermarket, (Target)	TJ Maxx, Bed Bath & Beyond, Michaels, Petco, Staples, Lowe's Home Improvement Center
Florida
12th Street Plaza	Vero Beach	1978/2003	135,016	121,376	13,640	100.0%	100.0%	100.0%	10.11	Publix	Stein Mart, Tuesday Morning
Bayport Commons	Tampa	2008	97,163	71,540	25,623	98.8%	100.0%	95.3%	15.28	(Target)	PetSmart, Michaels, Gander Outdoors
Bolton Plaza	Jacksonville	1986/2014	154,555	136,195	18,360	100.0%	100.0%	100.0%	9.78	Aldi	LA Fitness, Academy Sports, Marshalls, Panera Bread
Burnt Store Marketplace	Punta Gorda	1989/2018	95,625	45,600	50,025	89.6%	100.0%	80.1%	14.03	Publix	Anytime Fitness, Pet Supermarket, (Home Depot)
Centre Point Commons	Sarasota	2007	119,283	93,574	25,709	98.7%	100.0%	93.7%	17.64		Best Buy, Dick's Sporting Goods, Office Depot, Panera Bread, (Lowe's Home Improvement Center)
Cobblestone Plaza	Miami	2011	133,244	68,219	65,025	82.7%	70.4%	95.7%	31.26	Whole Foods	Party City
Colonial Square	Fort Myers	2010	186,517	150,505	36,012	92.4%	100.0%	60.7%	11.55		Kohl's, Hobby Lobby, PetSmart,
Delray Marketplace[3]	Miami	2013	260,244	118,136	142,108	95.6%	100.0%	92.0%	26.74	Publix	Frank Theatres, Burt & Max's, Ann Taylor Loft, Chico's, White House Black Market
Estero Town Commons	Fort Meyers	2006	25,696	—	25,696	80.4%	—%	80.4%	14.87		Lowe's Home Improvement Center, Dollar Tree
Gainesville Plaza	Gainesville	1970/2015	162,189	125,162	37,027	92.4%	100.0%	66.6%	9.47	Save-A-Lot	Ross Stores, Burlington, 2nd & Charles
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	100.0%	100.0%	100.0%	14.89	Publix
Indian River Square	Vero Beach	1997/2004	142,592	109,000	33,592	92.5%	100.0%	68.2%	11.49	(Target)	Beall's, Office Depot, Dollar Tree
International Speedway Square	Daytona Beach	1999/2013	233,424	203,405	30,019	95.3%	100.0%	63.2%	11.27	Total Wine & More	Bed Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Shoe Carnival
Kings Lake Square	Naples	1986/2014	88,611	45,600	43,011	100.0%	100.0%	100.0%	18.97	Publix
Lake City Commons	Lake City	2008	65,723	45,600	20,123	100.0%	100.0%	100.0%	15.30	Publix
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	15.71	Publix	PetSmart
Lake Mary Plaza	Orlando	2009	21,370	14,880	6,490	91.4%	100.0%	71.6%	38.51		Walgreens
Lakewood Promenade	Jacksonville	1948/1998	196,763	77,840	118,923	83.7%	100.0%	73.1%	12.31	Winn Dixie	Stein Mart, Starbucks, Salon Lofts
Lithia Crossing	Tampa	2003/2013	90,515	53,547	36,968	100.0%	100.0%	100.0%	15.76	The Fresh Market	Stein Mart, Chili's, Panera Bread
Miramar Square	Miami	2008	225,205	147,505	77,700	97.7%	100.0%	93.2%	17.43	Sprouts Farmers Market	Kohl's, Miami Children's Hospital, Dollar General
Northdale Promenade	Tampa	1985/2017	179,575	130,269	49,306	98.5%	100.0%	94.6%	12.34	(Winn Dixie)	TJ Maxx, Ulta Beauty, Beall's, Crunch Fitness, Tuesday Morning
Palm Coast Landing at Town Square	Palm Coast	2010	168,352	100,822	67,530	98.6%	100.0%	96.6%	19.36	(Target)	Michaels, PetSmart, Ross Stores, TJ Maxx, Ulta Beauty
Pine Ridge Crossing	Naples	1993	105,962	66,435	39,527	100.0%	100.0%	100.0%	18.23	Publix, (Target)	Ulta Beauty, (Beall's)
Pleasant Hill Commons	Orlando	2008	70,645	45,600	25,045	98.3%	100.0%	95.2%	15.50	Publix
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	96.3%	100.0%	90.3%	16.35	Publix

See footnotes on page 40

p. 36	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sq. ft.	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Saxon Crossing	Daytona Beach	2009	119,907	95,304	24,603	99.0%	100.0%	95.1%	$14.33	(Target)	Hobby Lobby, LA Fitness, (Lowe's Home Improvement Center)
Shoppes of Eastwood	Orlando	1997	69,076	51,512	17,564	98.1%	100.0%	92.5%	13.64	Publix
Shops at Eagle Creek	Naples	1983/2013	70,731	50,187	20,544	98.4%	100.0%	94.3%	16.15	The Fresh Market	Staples, Panera Bread, (Lowe's Home Improvement Center)
Tamiami Crossing[3]	Naples	2016	121,705	121,705	—	100.0%	100.0%	—%	12.53	Aldi, (Walmart)	Marshalls, Michaels, PetSmart, Ross Stores, Stein Mart, Ulta Beauty
Tarpon Bay Plaza	Naples	2007	82,561	60,139	22,422	97.5%	100.0%	90.6%	17.54	(Target)	PetSmart, Cost Plus World Market, Staples, Panera Bread
Temple Terrace	Tampa	2012	90,328	58,798	31,530	92.9%	100.0%	79.6%	10.69	Winn Dixie	Burger King
The Landing at Tradition	Port St. Lucie	2007	362,642	290,203	72,439	70.2%	69.4%	73.5%	15.97	(Target)	TJ Maxx, Ulta Beauty, Bed Bath & Beyond, LA Fitness, Michaels, Old Navy, PetSmart, Pier 1, DSW, Five Below
The Shops at Julington Creek	Jacksonville	2011	40,254	21,038	19,216	96.4%	100.0%	92.4%	19.70	The Fresh Market
Tradition Village Center	Port St. Lucie	2006	84,086	45,600	38,486	96.6%	100.0%	92.6%	17.49	Publix
Waterford Lakes Village	Orlando	1997	77,975	51,703	26,272	96.7%	100.0%	90.2%	13.03	Winn Dixie
Georgia
Mullins Crossing	Augusta	2005	283,936	246,340	37,596	89.2%	87.6%	100.0%	12.83	(Target)	Ross Stores, Kohls, La-Z-Boy, Marshalls, Office Max, Petco, Ulta Beauty, Panera Bread
Publix at Acworth	Atlanta	1996	69,628	37,888	31,740	100.0%	100.0%	100.0%	12.54	Publix
The Centre at Panola	Atlanta	2001	73,061	51,674	21,387	100.0%	100.0%	100.0%	13.29	Publix
Illinois
Fox Lake Crossing	Chicago	2002	99,149	65,977	33,172	94.3%	100.0%	83.1%	13.23		Dollar Tree
Naperville Marketplace	Chicago	2008	83,743	61,683	22,060	100.0%	100.0%	100.0%	13.85	(Caputo's Fresh Market)	TJ Maxx, PetSmart
South Elgin Commons	Chicago	2011	128,000	128,000	—	54.7%	54.7%	—%	16.83	(Target)	LA Fitness, Ross Stores
Indiana
54th & College	Indianapolis	2008	—	—	—	—%	—%	—%	0.00	The Fresh Market
Beacon Hill	Chicago	2006	56,820	11,043	45,777	98.0%	100.0%	97.5%	16.45	(Strack & Van Til)	(Walgreens), Jimmy John's, Rosati's, Great Clips
Bell Oaks Centre	Evansville	2008	94,958	74,122	20,836	100.0%	100.0%	100.0%	12.40	Schnuck's Market
Boulevard Crossing	Kokomo	2004	124,634	74,440	50,194	95.6%	100.0%	89.1%	14.93		Petco, TJ Maxx, Ulta Beauty, Shoe Carnival, (Kohl's)
Bridgewater Marketplace	Indianapolis	2008	25,975	—	25,975	87.6%	—%	87.6%	20.53		(Walgreens), The Local Eatery, Original Pancake House
Castleton Crossing	Indianapolis	1975/2012	286,377	247,710	38,667	99.3%	100.0%	94.8%	12.09		TJ Maxx/HomeGoods, Burlington, Shoe Carnival, Value City Furniture, K&G Menswear, Chipotle, Verizon, Five Below
Cool Creek Commons	Indianapolis	2005	124,251	53,600	70,651	96.4%	100.0%	93.6%	18.65	The Fresh Market	Stein Mart, McAlister's Deli, Beauty Brands, Buffalo Wild Wings, Pet People
Depauw University Bookstore and Café	Indianapolis	2012	11,974	—	11,974	100.0%	—%	100.0%	9.17		Follett's, Starbucks
Eddy Street Commons at Notre Dame	South Bend	2009	87,991	20,154	67,837	98.8%	100.0%	98.4%	25.86		Hammes Bookstore & Cafe, Chipotle, Urban Outfitters, Five Guys, Kilwins, Blaze Pizza
Fishers Station[5]	Indianapolis	1989/2018	52,414	15,441	36,973	97.8%	100.0%	96.9%	17.36	Kroger	Dollar Tree, Goodwill
Geist Pavilion	Indianapolis	2006	63,910	29,700	34,210	100.0%	100.0%	100.0%	17.18		Ace Hardware, Goodwill, Ale Emporium, Pure Barre
Glendale Town Center	Indianapolis	1958/2008	393,002	329,546	63,456	98.5%	100.0%	90.6%	7.54	(Target)	Macy’s, Staples, Landmark Theaters, Pei Wei, LensCrafters, Panera Bread, (Walgreens), (Lowe's Home Improvement Center)
Greyhound Commons	Indianapolis	2005	9,152	—	9,152	100.0%	—%	100.0%	14.16		(Lowe's Home Improvement Center), Abuelo's Mexican, Koto Japenese Steakhouse
See footnotes on page 40

p. 37	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Lima Marketplace	Fort Wayne	2008	100,461	71,521	28,940	94.8%	100.0%	81.8%	$15.24	Aldi, (Walmart)	PetSmart, Office Depot, Aldi, Dollar Tree
Rangeline Crossing	Indianapolis	1986/2013	99,238	47,962	51,276	97.2%	100.0%	94.5%	22.64	Earth Fare	Walgreens, Panera Bread, Pet Valu, City BBQ
Rivers Edge	Indianapolis	2011	150,428	117,890	32,538	100.0%	100.0%	100.0%	22.03		Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby, J Crew Mercantile
Stoney Creek Commons	Indianapolis	2000/2013	84,330	84,330	—	64.1%	64.1%	—%	13.44		LA Fitness, Goodwill, (Lowe's Home Improvement Center)
Traders Point I	Indianapolis	2005	279,700	238,721	40,979	74.7%	71.6%	92.8%	15.10		Dick's Sporting Goods, AMC Theatres, Bed Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	45,977	—	45,977	92.2%	—%	92.2%	26.97
Whitehall Pike	Bloomington	1999	128,997	128,997	—	100.0%	100.0%	—%	6.90		Lowe's Home Improvement Center
Nevada
Cannery Corner[3]	Las Vegas	2008	30,738	—	30,738	94.4%	—%	94.4%	37.97	(Sam's Club)	Chipotle, Five Guys, (Lowe's Home Improvement Center)
Centennial Center[3]	Las Vegas	2002	333,869	158,156	175,713	93.1%	92.8%	93.3%	24.97	Sam's Club, Walmart	Ross Stores, Big Lots, Famous Footwear, Michaels, Petco, Rhapsodielle, Home Depot, HomeGoods
Centennial Gateway[3]	Las Vegas	2005	193,072	139,913	53,159	100.0%	100.0%	100.0%	24.47	Trader Joe's	24 Hour Fitness, Party City, Sportsman's Warehouse, Walgreens
Eastern Beltway Center[3]	Las Vegas	1998/2006	162,445	83,983	78,462	81.1%	71.7%	91.1%	26.98	Sam's Club, Walmart	Petco, Ross Stores, Skechers, (Home Depot)
Eastgate Plaza[3]	Las Vegas	2002	96,594	53,030	43,564	78.1%	76.4%	80.2%	23.41	(Walmart)	99 Cents Only Store, Party City
Lowe's Plaza[3]	Las Vegas	2007	30,203	—	30,203	63.6%	—%	63.6%	28.33		Starbucks, (Lowe's Home Improvement Center)
New Hampshire
Merrimack Village Center	Manchester	2007	78,892	54,000	24,892	100.0%	100.0%	100.0%	14.78	Supervalu/Shaw's
New Jersey
Bayonne Crossing	New York / Northern New Jersey	2011	107,646	52,219	55,427	100.0%	100.0%	100.0%	29.46	Walmart	Michaels, New York Sports Club, Lowe's Home Improvement Center
Livingston Shopping Center[3]	New York / Northern New Jersey	1997	139,559	133,125	6,434	95.4%	100.0%	—%	19.77		Cost Plus World Market, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta Beauty
New York
City Center	New York / Northern New Jersey	2004/2018	363,103	325,139	37,964	82.5%	82.8%	80.5%	28.48	ShopRite	Nordstrom Rack, New York Sports Club, Club Champion Golf, National Amusements
North Carolina
Holly Springs Towne Center - Phase I	Raleigh	2013	210,356	121,761	88,595	96.9%	100.0%	92.6%	17.47	(Target)	Dick's Sporting Goods, Marshalls, Petco, Ulta Beauty, Michaels, Old Navy
Holly Springs Towne Center - Phase II	Raleigh	2016	145,009	111,843	33,166	100.0%	100.0%	100.0%	18.11	(Target)	Bed Bath & Beyond, DSW, AMC Theatres, 02 Fitness
Northcrest Shopping Center	Charlotte	2008	133,627	65,576	68,051	97.5%	100.0%	95.1%	23.00	(Target)	REI Co-Op, David's Bridal, Dollar Tree, Old Navy, Five Below
Oleander Place	Wilmington	2012	45,530	30,144	15,386	100.0%	100.0%	100.0%	17.50	Whole Foods
Parkside Town Commons - Phase I	Raleigh	2015	55,368	22,500	32,868	100.0%	100.0%	100.0%	24.94	Harris Teeter/Kroger, (Target)	Petco, Guitar Center
Parkside Town Commons - Phase II	Raleigh	2017	291,713	191,988	99,725	98.8%	100.0%	96.5%	20.10	(Target)	Frank Theatres, Golf Galaxy, Hobby Lobby, Stein Mart, Chuy's, Starbucks, Panera Bread, Levity Live
Perimeter Woods	Charlotte	2008	125,646	105,262	20,384	100.0%	100.0%	100.0%	21.17		Best Buy, Off Broadway Shoes, Office Max, PetSmart, Lowe's Home Improvement Center
Toringdon Market	Charlotte	2004	60,631	26,072	34,559	97.7%	100.0%	95.9%	21.96	Earth Fare

p. 38	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

See footnotes on page 40

As of September 30, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %					Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Grocery Anchor[4]
Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	$9.11		Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle Station	Oklahoma City	2000	201,987	130,363	71,624	79.1%	71.2%	93.5%	16.68	(Walmart)	Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Ulta Beauty
Shops at Moore	Oklahoma City	2010	260,509	187,916	72,593	96.4%	100.0%	87.0%	12.19		Bed Bath & Beyond, Best Buy, Hobby Lobby, Office Depot, PetSmart, Ross Stores, (J.C. Penney)
Silver Springs Pointe	Oklahoma City	2001	48,474	20,515	27,959	79.1%	100.0%	63.7%	16.06	(Sam's Club), (Walmart)	Kohls, Office Depot, (Home Depot)
University Town Center	Oklahoma City	2009	158,375	77,097	81,278	98.2%	100.0%	96.5%	19.02	(Target)	Office Depot, Petco, TJ Maxx, Ulta Beauty
University Town Center Phase II	Oklahoma City	2012	190,502	133,546	56,956	93.4%	100.0%	77.9%	12.82	(Target)	Academy Sports, DSW, Home Goods, Michaels, Kohl's, Guitar Center
South Carolina
Hitchcock Plaza	Augusta	2006	252,311	214,480	37,831	90.1%	89.7%	92.3%	10.34		TJ Maxx, Ross Stores, Academy Sports, Bed Bath & Beyond, Farmers Home Furniture, Old Navy, Petco
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	100.0%	100.0%	100.0%	11.19	Publix
Shoppes at Plaza Green	Greenville	2000	194,864	172,136	22,728	92.1%	94.1%	77.2%	13.35		Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Tennessee
Cool Springs Market	Nashville	1995	230,980	172,712	58,268	100.0%	100.0%	100.0%	16.37	(Kroger)	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric, Panera Bread
Hamilton Crossing - Phase II & III	Knoxville	2008	175,742	135,737	40,005	94.7%	100.0%	76.6%	14.98		Dick's Sporting Goods, Michaels, Old Navy, PetSmart, Ross Stores
Texas
Chapel Hill Shopping Center	Dallas/Ft. Worth	2001	127,007	43,450	83,557	91.8%	100.0%	87.5%	25.52	H-E-B Grocery	The Container Store, Cost Plus World Market
Colleyville Downs	Dallas/Ft. Worth	2014	190,940	142,073	48,867	77.0%	72.0%	91.3%	15.64	Whole Foods	Westlake Hardware, Goody Goody Liquor, Petco
Kingwood Commons	Houston	1999	164,357	74,836	89,521	98.4%	100.0%	97.0%	20.41	Randall's Food and Drug	Petco, Chico's, Talbots, Ann Taylor
Market Street Village/ Pipeline Point	Dallas/Ft. Worth	1970/2011	156,621	136,742	19,879	100.0%	100.0%	100.0%	13.09		Jo-Ann Fabric, Ross Stores, Office Depot, Buy Buy Baby, Party City
Plaza at Cedar Hill	Dallas/Ft. Worth	2000/2010	302,645	244,252	58,393	88.5%	85.8%	100.0%	13.56	Sprouts Farmers Market	DSW, Ross Stores, Hobby Lobby, Office Max, Marshalls, Home Goods
Plaza Volente[3]	Austin	2004	156,215	105,000	51,215	96.3%	100.0%	88.6%	16.95	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	386,171	218,861	167,310	94.8%	100.0%	88.0%	19.85	(Sam's Club)	DSW, Michaels, PGA Superstore, SteinMart, PetSmart, Old Navy, TJ Maxx, Nordstrom Rack
Sunland Towne Centre	El Paso	1996/2014	306,454	265,037	41,417	98.9%	100.0%	91.7%	12.08	Sprouts Farmers Market	PetSmart, Ross Stores, Bed Bath & Beyond, Spec's Fine Wines

See footnotes on page 40

p. 39	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of September 30, 2018

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Waxahachie Crossing	Dallas/Ft. Worth	2010	97,127	72,191	24,936	98.8%	100.0%	95.2%	$14.80		Best Buy, PetSmart, Ross Stores, (Home Depot), (J.C. Penney)
Westside Market	Dallas/Ft. Worth	2013	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.19	Randalls Tom Thumb
Utah
Draper Crossing	Salt Lake City	2012	163,856	115,916	47,940	98.2%	100.0%	93.7%	16.42	Kroger/Smith's	TJ Maxx, Dollar Tree, Downeast Home
Draper Peaks	Salt Lake City	2012	227,494	101,464	126,030	95.5%	100.0%	92.0%	20.28		Michaels, Office Depot, Petco, Quilted Bear, Ross Stores, (Kohl's)
Virginia
Landstown Commons	Virginia Beach	2007	398,139	207,300	190,839	95.3%	100.0%	90.2%	19.93		Ross Stores, Bed Bath & Beyond, Best Buy, PetSmart, Ulta Beauty, Walgreens, AC Moore, Kirkland's, Five Below, Office Max, (Kohl's)
Wisconsin
Village at Bay Park	Green Bay	2005	82,254	23,878	58,376	98.2%	100.0%	97.4%	16.09		DSW, J.C. Penney, Kirkland's, Chico's, Dress Barn

Total			15,010,223	10,294,789	4,715,434	93.5%	94.7%	90.9%	$16.77

Total at Pro-Rata Share			14,676,240	10,006,925	4,669,315	93.5%	94.6%	91.1%	$16.77

____________________
1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of September 30, 2018, except for Greyhound Commons and 54th & College.
3	See Joint Venture Summary on page 18.
4	Tenants within parentheses are non-owned.
5	The Company has a long-term ground lease with Kroger; rent payments began in September 2018. Kroger has notified us it does not plan to open at this location.

p. 40	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

NON-RETAIL OPERATING PROPERTIES

As of September 30, 2018

($ in thousands, except per square foot data)

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office and Other Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Office Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	Redeveloped	284,874	95.9%	$5,537	69.2%	$20.27	Carrier, Stifel, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone Office Components of Retail Properties
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	Developed	81,628	100.0%	1,259	15.7%	15.43	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	Acquired	24,206	87.4%	611	7.6%	28.85
Total Office Properties				390,708	96.2%	$7,406	92.5%	$19.70

Other Properties
Burlington	San Antonio	1992/2000	Acquired	107,400	100.0%	$591	7.5%	$5.50	Burlington
				107,400	100.0%	$591	7.5%	$8.60

Total Office and Other				498,108	97.0%	$7,997	100.0%	$16.54

Multi-Family/Lodging
Embassy Suites South Bend at Notre Dame[5]	South Bend	2018	Developed	—	N/A	—	—	—	Full service hotel with 164 rooms
The Foundry Lofts and Apartments at Eddy Street	South Bend	2009	Developed	—	100.0%	—	—	—	Air rights lease for apartment complex with 266 units
Lake Lofts at Deerwood	Jacksonville	2017	Developed	—	95.4%	—	—	—	130 Apartment Units

____________________
1	Annualized Base Rent represents the monthly contractual rent for September 2018 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $929,157 from the Company and subsidiaries as of September 30, 2018, which is eliminated for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.
5	Property owned in an unconsolidated joint venture.

p. 41	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

COMPONENTS OF NET ASSET VALUE

As of September 30, 2018

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page No.:	Other Assets		Supplemental Page No.:
GAAP property NOI (incl. Ground Lease Revenue)	$62,345	17	Cash and cash equivalents	$30,709	11
Below-market lease intangibles, net	(847)	14	Tenant and other receivables (net of SLR)	25,403	11
Straight-line rent	(760)	14	Restricted cash and escrow deposits	10,307	11
Other property related revenue	(1,582)	17	Prepaid and other assets	17,371	11
Ground lease ("GL") revenue	(5,045)	17, footnote 1	Undeveloped land in operating portfolio	17,300	14, footnote 4
Consolidated Cash Property NOI (excl. GL)	$54,111		Land held for development	31,142	14
Annualized Consolidated Cash Property NOI (excl. ground leases)	$216,444		CIP not in under construction development/redevelopment[1]	30,398	31
			Total Other Asset Value	$162,630

Adjustments To Normalize Annualized Cash NOI			Liabilities
Total projected remaining development / transitional redevelopment cash NOI [2]	$3,110	31	Mortgage and other indebtedness	$(1,578,328)	11
Unconsolidated EBITDA	2,393	15	KRG share of unconsolidated debt	(20,641)	15
			Accounts payable and accrued expenses	(98,537)	11
General and administrative expense allocable to property management activities included in property expenses ($1,400 in Q3)	5,600	17, footnote 4	Other liabilities[4]	(10,485)	11, 14
Total Adjustments	11,103		Debt premium and issuance costs, net	(4,330)	15
			Non-controlling redeemable joint venture interest	(10,070)	18
			Projected remaining under construction development/redevelopment[5]	(12,905)	31, 32
Annualized Normalized Portfolio Cash NOI (excl. Ground Leases)	$227,547		Total Liabilities	$(1,735,296)
Annualized Ground Lease NOI	20,180
Total Annualized Portfolio Cash NOI	$247,727		Common Shares and Units Outstanding	85,769,135	15

____________________
1	Includes CIP amounts for Holly Springs Town Center - Phase III, miscellaneous tenant improvements and small projects.
2	Excludes the projected cash NOI and related cost from the 3-R opportunities outlined on page 33.
3	Current quarter cash NOI, annualized, for properties sold during the quarter.
4	Deferred revenue and other liabilities of $82.7 million less mark-to-market lease liability of $72.2 million.
5	Assumes mid-point of projected cost range ($26.0 million) for 3-R projects under construction and remaining cost on page 31 for development projects.

p. 42	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18

EARNINGS GUIDANCE - 2018

Updated 2018 Guidance[1]
FFO per diluted share, as defined by NAREIT	$1.98 - $2.01

Key Assumptions
Disposition of operating properties	± $140 million
Same property NOI growth[2]	1.0% - 1.5%
Percent leased at year-end - Retail Portfolio	93.5% - 94.5%
General and administrative expenses	$21.5 million - $22.5 million
GAAP interest expense	$65 million - $66 million
Fee income	$2.5 million
Gain on sale of non-depreciable assets included in other property related revenue	$3.0 million
Non-cash items [3]	$9.5 million - $10.5 million

____________________
1
The Company’s 2018 guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change.  The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.

2	As defined on same property net operating income table on page 16.
3	Includes below market lease amortization and straight line rent.

p. 43	Kite Realty Group Trust Supplemental Financial and Operating Statistics –9/30/18